UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Starbucks Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑ No fee required.
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SEC 1913 (04-05)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Starbucks Corporation
2401 Utah Avenue South, Seattle, Washington 98134
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Wednesday, March 18, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/sbux

BAR CODE
RESTRICTED
AREA
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 04, 2009 to facilitate timely delivery.

Dear Starbucks Corporation Shareholder:
The 2009 Annual Meeting of Shareholders of Starbucks Corporation (the “Company”) will be held at the Marion Oliver McCaw Hall at Seattle Center, located on Mercer Street, between Third and Fourth Avenues, in Seattle, Washington, on March 18, 2009 at 10 a.m. (Pacific Time).
     Proposals to be considered at the Annual Meeting:
(1)	to elect 11 directors nominated by the board of directors to serve until the 2010 Annual Meeting of Shareholders;

(2)	Company proposal to approve amendments to existing equity plans to allow for a one-time stock option exchange program for employees other than directors and executive officers;

(3)	Company proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2009; and

(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.
Management recommends a vote “FOR” Items 1, 2 and 3.
The board of directors has fixed the close of business on January 9, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote, at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
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You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number
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40076

Shareholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our web site, www.starbucks.com.
Meeting Location:
Marion Oliver McCaw Hall at Seattle Center
Mercer Street, Between Third and Fourth Avenues
Seattle, WA
The following proxy materials are available for you to review online:
•	the Company’s Fiscal 2008 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report for the fiscal year ended September 28, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.
To request a paper copy of the proxy materials:
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

Email:	shrrelations@bnymellon.com

Internet:	http://bnymellon.mobular.net/bnymellon/sbux
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The proxy materials for Starbucks Corporation are available to review at:
http://bnymellon.mobular.net/bnymellon/sbux
Have this notice available when you request a PAPER copy of the proxy materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

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